EXHIBIT 10.1

Office of Contractual Review #	111-800012
CFMS #	656199
Amendment #	2

Amendment to Agreement between State of Louisiana
Governor’s Office of Homeland Security and Emergency Preparedness
(GOHSEP)
AND
James Lee Witt Associates, a Part of Global Options Group, Inc.
(1615 L. Street NW, Suite 300, Washington, DC 20036)

Amendment Provisions Change Agreement from:

To exercise the option to extend the contract for an additional 12 month period as stated within the original contract under:

2.1           Term of Contract:

This contract shall commence on August 24, 2007 and shall end on August 23, 2009.  GOHSEP may exercise the option to extend this contract for an additional 12 month period for a maximum contract period of three years.

ADD OR CHANGE TO: (if increases indicate reason)

Extend contract through August 23, 2010

Current Contract End Date:	August 23, 2009
Amended Contract End Date:	August 23, 2010

Amendment becomes effective: August 24, 2009

(Justification for amendment increase or extension)

Contractor is needed to continue providing those necessary on-going services stated in the purpose, goals and objectives of the original contract.  There will be no additional cost involved with this amendment.

This amendment contains or has attached hereto all revised terms and conditions agreed upon by contracting parties.  IN WITNESS THEREOF, this amendment is signed and entered into on the date indicated below:

/s/ Mark C. Merritt 6-29-09		/s/ Mark Riley 6-09-09
(Contractor’s Signature) (Date)		(Agency Signature) (Date)

Contractor’ Name:	Mark C. Merritt	Agency’s Name:	GOHSEP

Contractor’s Title	President	Agency’s Title:	Deputy Director